Exhibit 10.2

Execution Version

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dated April 25, 2011

Among

RESOLUTE ENERGY CORPORATION,

as Borrower,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

and

The Lenders Party Hereto

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”), dated as of April 25, 2011, is by and among Resolute Energy Corporation, a Delaware corporation (the “Borrower”), and certain of its subsidiaries (collectively, the “Guarantors”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the Lenders party hereto (the “Lenders”).

Recitals

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the other lenders party thereto entered into that certain Second Amended and Restated Credit Agreement, dated March 30, 2010, as amended by First Amendment to Second Amended and Restated Credit Agreement dated April 18, 2011 (as the same may be amended, modified, supplemented or restated from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement to lower the Applicable Margin for the interest rates; and

WHEREAS, subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Lenders are willing to amend the Credit Agreement and to take such other actions as provided herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

Each capitalized term used in this Second Amendment and not defined herein shall have the meaning assigned to such term in the Credit Agreement.

ARTICLE II

Amendments

Section 2.01 Amendments to Section 1.02 of the Credit Agreement.

(a) Section 1.02 of the Credit Agreement is hereby amended by adding the following new definitions in their proper alphabetical order:

““Second Amendment” means that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of April 25, 2011, among the Borrower, the Administrative Agent and the other Lenders party thereto.”

““Second Amendment Effective Date” means the first Business Day on which all of the conditions precedent set forth in Article III of the Second Amendment shall have been satisfied.”

(b) The definition of “Agreement” in Section 1.02 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

““Agreement” means this Credit Agreement, as amended by the First Amendment and the Second Amendment, as the same may from time to time be amended, modified, supplemented or restated.”

(c) The definition of “Applicable Margin” in Section 1.02 of the Credit Agreement is hereby amended by deleting “Borrowing Base Utilization Grid” in its entirety and inserting the following in lieu thereof:

Borrowing Base Utilization Grid
Borrowing Base Utilization Percentage	<25%	>25%, but <50%	>50%, but <75%	>75%, but <90%	>90%
ABR Loans	0.750%	1.000%	1.250%	1.500%	1.750%
Eurodollar Loans	1.750%	2.000%	2.250%	2.500%	2.750%
Commitment Fee	0.375%	0.500%	0.500%	0.500%	0.500%

Section 2.02 Scheduled Redetermination of the Borrowing Base. As of the Scheduled Redetermination as April 2011, effective as of April 25, 2011, and subject to later redeterminations as provided in the Credit Agreement, the Borrowing Base is $300,000,000.

ARTICLE III

Conditions Precedent

This Second Amendment shall be subject to the satisfaction of the following conditions precedent:

(a) The Borrower, each of the Guarantors and each of the Lenders shall have executed and delivered counterparts of this Second Amendment.

(b) The Borrower shall have paid to the Administrative Agent (for the pro rata account of each Lender based on each Lender’s Applicable Percentage) an aggregate Borrowing Base increase fee equal to 0.325% of the amount of the $40,000,000 increase in the Borrowing Base.

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ARTICLE IV

Representations and Warranties

The Borrower hereby represents and warrants to each Lender that:

(a) Each of the representations and warranties made by the Borrower under the Credit Agreement and each other Loan Document is true and correct on and as of the actual date of execution of this Second Amendment by the Borrower, as if made on and as of such date, except for any representations and warranties made as of a specified date, which are true and correct as of such specified date.

(b) At the time of, and immediately after giving effect to, this Second Amendment, no Default has occurred and is continuing.

(c) The execution, delivery and performance by the Borrower of this Second Amendment have been duly authorized by the Borrower.

(d) This Second Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

(e) The execution, delivery and performance by the Borrower of this Second Amendment (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders or any class of directors, whether interested or disinterested, of the Borrower or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this Second Amendment or any Loan Document or the consummation of the transactions contemplated thereby, except such as have been obtained or made and are in full force and effect other than those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of the Loan Documents, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any Restricted Subsidiary or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any Restricted Subsidiary or its Properties, or give rise to a right thereunder to require any payment to be made by the Borrower or such Restricted Subsidiary and (iv) will not result in the creation or imposition of any Lien on any Property of the Borrower or any Restricted Subsidiary (other than the Liens created by this Second Amendment or the Loan Documents).

ARTICLE V

Miscellaneous

Section 5.01 Credit Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Credit Agreement and other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended. Except as expressly set forth herein, this Second Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Credit Agreement or any other Loan Document or any right, power or remedy of the Administrative Agent or Lenders, or constitute a waiver of any provision of the Credit Agreement or any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. This Second Amendment also shall not preclude the future exercise of any right, remedy, power, or privilege available to the Administrative Agent and/or Lenders whether under the Credit Agreement, the other Loan Documents, at law or otherwise. All references to the Credit Agreement shall be deemed to mean the Credit Agreement as modified hereby. The parties hereto agree to be bound by the terms and conditions of the Credit Agreement and Loan Documents as amended by this Second Amendment, as though such terms and conditions were set forth herein. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Second Amendment, and each reference herein or in any other Loan Documents to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended and modified by this Second Amendment.

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Section 5.02 GOVERNING LAW. THIS SECOND AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 5.03 Descriptive Headings, Etc. The descriptive headings of the sections of this Second Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof. The statements made and the terms defined in the recitals to this Second Amendment are hereby incorporated into this Second Amendment in their entirety.

Section 5.04 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Second Amendment, the Loan Documents and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent. The agreement set forth in this Section 5.04 shall survive the termination of this Second Amendment and the Credit Agreement.

Section 5.05 Entire Agreement. This Second Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof. This Second Amendment is a Loan Document executed under the Credit Agreement.

Section 5.06 Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of the signature page of this Second Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

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Section 5.07 Successors. The execution and delivery of this Second Amendment by any Lender shall be binding upon each of its successors and assigns.

[Signatures Begin on Next Page]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers as of the date first written above.

BORROWER:
RESOLUTE ENERGY CORPORATION

	By:	/s/ Theodore Gazulis
Theodore Gazulis,
Senior Vice President – Finance and Chief Financial Officer

GUARANTORS:	HICKS ACQUISITION COMPANY I, INC.

RESOLUTE ANETH, LLC

RESOLUTE WYOMING, INC. (f/k/a Primary Natural Resources, Inc.)

RESOLUTE NATURAL RESOURCES COMPANY, LLC (f/k/a Resolute Natural Resources Company)

BWNR, LLC

WYNR, LLC

RESOLUTE NORTHERN ROCKIES, LLC

	By:	/s/ Theodore Gazulis
Theodore Gazulis,
Senior Vice President – Finance and Chief Financial Officer

Signature Page to

Second Amendment to Second Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:
WELLS FARGO BANK, NATIONAL ASSOCIATION, successor-by-merger to Wachovia Bank, National Association, as Administrative Agent and a Lender

	By:	/s/ Oleg Kogan
Oleg Kogan
Vice President

LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Oleg Kogan
Oleg Kogan
Vice President

Signature Page to

Second Amendment to Second Amended and Restated Credit Agreement

LENDER:	BANK OF MONTREAL

	By:	/s/ Gumaro Tijerina
	Name:	Gumaro Tijerina
	Title:	Director

Signature Page to

Second Amendment to Second Amended and Restated Credit Agreement

LENDER:	DEUTSCHE BANK TRUST COMPANY AMERICAS

	By:	/s/ Michael Getz
	Name:	Michael Getz
	Title:	Vice President

	By:	/s/ Enrique Landacta
	Name:	Enrique Landacta
	Title:	Vice President

Signature Page to

Second Amendment to Second Amended and Restated Credit Agreement

LENDER:	UBS LOAN FINANCE LLC

	By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

	By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

Signature Page to

Second Amendment to Second Amended and Restated Credit Agreement

LENDER:	UNION BANK, N.A.

	By:	/s/ Douglas Gale
	Name:	Douglas Gale
	Title:	Vice President

Signature Page to

Second Amendment to Second Amended and Restated Credit Agreement

LENDER:	BNP PARIBAS

	By:	/s/ Russell Otts
	Name:	Russell Otts
	Title:	Director

	By:	/s/ Edward Pak
	Name:	Edward Pak
	Title:	Director

Signature Page to

Second Amendment to Second Amended and Restated Credit Agreement

LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Tyler Fauerbach
	Name:	Tyler Fauerbach
	Title:	Vice President

Signature Page to

Second Amendment to Second Amended and Restated Credit Agreement

LENDER:	BARCLAYS BANK PLC

	By:	/s/ Allen Huang
	Name:	Allen Huang
	Title:	AVP

Signature Page to

Second Amendment to Second Amended and Restated Credit Agreement

LENDER:	COMERICA BANK

	By:	/s/ Paul Edmonds
	Name:	Paul Edmonds
	Title:	Vice President

Signature Page to

Second Amendment to Second Amended and Restated Credit Agreement

LENDER:	CAPITAL ONE, N.A.

	By:	/s/ Nancy M. Mak
	Name:	Nancy M. Mak
	Title:	Vice President

Signature Page to

Second Amendment to Second Amended and Restated Credit Agreement

LENDER:	CITIBANK, N.A.

	By:	/s/ Jim Reilly
	Name:	Jim Reilly
	Title:	Vice President

Signature Page to

Second Amendment to Second Amended and Restated Credit Agreement

LENDER:	GUARANTY BANK AND TRUST COMPANY

	By:	/s/ Gail J. Nofsinger
	Name:	Gail J. Nofsinger
	Title:	Senior Vice President

Signature Page to

Second Amendment to Second Amended and Restated Credit Agreement